FIRST AMENDMENT OF AIRCRAFT PURCHASE AGREEMENT

This First Amendment of Aircraft Purchase Agreement (the "First Amendment") is made and entered into as of June 11, 2013, by and between Galena Air Services Company ("Seller") and National Education Loan Network, Inc. ("Purchaser").

WHEREAS, Seller and Purchaser entered into that certain Aircraft Purchase Agreement dated as of May 20, 2013 (the "Agreement"), and the parties wish to amend the Agreement in the manner specified herein.

NOW, THEREFORE, IN CONSIDERATION of the foregoing premises and the mutual covenants and promises herein contained, the parties hereto agree as follows:

1. Definitions. Capitalized terms used herein shall have the same meanings given to them in the Agreement, except as may otherwise be expressly set forth herein.

2. Amendments. The Agreement is hereby amended in such manner that the following phrase is hereby inserted at the conclusion of both the definition of Purchase Price and the definition of Purchase Price Balance in Section 1 of the Agreement:

   ", less an amount, to be treated as a credit to the Purchase Price, equal to the sum of Purchaser's aggregate cost of acquisition of the following items of equipment which were identified on the Aircraft Specification, but determined in the Inspection to not be included: PBS-250 Passenger Briefer System—Heads Up Technologies; RAAS (Runway Awareness and Advisory System)—Honeywell; and UL 701 UniLink, Universal, which amount is agreed to be $64, 250.00.

3. Effect of First Amendment. This First Amendment shall be effective as of the date first set forth above. Except as expressly modified by this First Amendment, all terms and provisions of the Agreement shall remain in full force and effect.

4. Counterparts. This First Amendment may be executed in counterparts, each of which when put together shall constitute one and the same agreement.

NATIONAL EDUCATION LOAN NETWORK, INC.

By: [signature]

Title: Secretary and General Counsel

GALENA AIR SERVICES COMPANY

By: [signature]

Title: PRESIDENT